Exhibit (h)(ix)

Mutual Funds                                           Administrator
------------                                           -------------
The SMALL Cap Fund, Inc. TM                            Investment Company Capital Corp
Scudder RREEF Real Estate Fund, Inc.                   Deutsche Asset Management, Inc./ Scudder Fund Accounting Corp
Scudder New Asia Fund                                  Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
The Brazil Fund                                        Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
The Korea Fund                                         Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder High Income Trust                              Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Strategic Municipal Income Trust               Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Montgomery Street Income Securities Inc.               Deutsche Investment Management, Inc.
Scudder Intermediate Government Trust                  Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Municipal Income Trust                         Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Strategic Income Trust                         Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Global High Income Fund                        Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Multi-Market Income Trust                      Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Asset Management Fund III (MASTER)^                    Investment Company Capital Corp Scudder Fund Accounting Corp
Asset Management Fund II (MASTER)^                     Investment Company Capital Corp Scudder Fund Accounting Corp
Asset Management Fund I (MASTER)^                      Investment Company Capital Corp Scudder Fund Accounting Corp
Scudder Balanced Fund                                  Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Retirement Fund Series VII                     Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Retirement Fund Series VI                      Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Emerging Markets Growth Fund                   Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Select 500 Fund                                Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Retirement Fund Series IV                      Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Target Equity 2010 Fund                        Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Retirement Fund Series V                       Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder S&P 500 Stock Fund                             Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Micro Cap Fund                                         Deutsche Asset Management, Inc./ Scudder Fund Accounting Corp
Scudder Small Company Stock Fund                       Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Target 2012 Fund                               Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Target 2011 Fund                               Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Aggressive Growth Fund                         Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Dreman Financial Series Fund                   Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder 21st Century Growth Fund                       Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Technology Innovation Fund                     Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Health Care Fund                               Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Contrarian Fund                                Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Development Fund                               Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Small Company Value Fund                       Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Small Cap Fund                                         Deutsche Asset Management, Inc./ Scudder Fund Accounting Corp
Scudder Dynamic Growth Fund                            Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
RREEF Real Estate Securities Fund                      Investment Company Capital Corp Scudder Fund Accounting Corp
Flag Equity Partners Fund                              Investment Company Capital Corp Scudder Fund Accounting Corp
Capital Appreciation Fund (Mid-Cap)                    Deutsche Asset Management, Inc.
Flag Communications Fund                               Investment Company Capital Corp Scudder Fund Accounting Corp
Scudder Dreman Small Cap Value Fund                    Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Large Company Growth Fund                      Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Blue Chip Fund                                 Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Flag Value Builder Fund                                Investment Company Capital Corp Scudder Fund Accounting Corp
Scudder Growth Fund                                    Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Capital Growth Fund                            Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Technology Fund                                Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Large Company Value Fund                       Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
USAA Equity 500 Index Fund                             Investment Company Capital Corp
Scudder Total Return Fund                              Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Equity 500 Index Fund (MASTER)^                Investment Company Capital Corp
Scudder Dreman High Return Equity Fund                 Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Growth and Income Fund                         Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Biotechnology Fund                             Investment Company Capital Corp
Scudder World Wide 2004 Fund                           Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
European Equity Fund                                   Deutsche Asset Management, Inc./ Scudder Fund Accounting Corp
Scudder Pacific Opportunities Fund                     Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder New Europe Fund                                Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
EAFE Equity Index Fund (MASTER)^                       Investment Company Capital Corp
Scudder Gold and Precious Metals Fund                  Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Latin America Fund                             Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Global Discovery Fund                          Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Greater Europe Growth Fund                     Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
International Select Equity Fund                       Deutsche Asset Management, Inc./ Scudder Fund Accounting Corp
Scudder International Equity Fund (MASTER)^            Investment Company Capital Corp
Scudder Global Fund                                    Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Short Duration Fund                            Deutsche Asset Management, Inc.
Scudder Focus Value and Growth Fund                    Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Florida Tax Free Income Fund                   Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder US Bond Index Fund (MASTER)^                   Investment Company Capital Corp
Scudder High Income Opportunity Fund                   Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Preservation Plus Wrapped (MASTER)^                    Investment Company Capital Corp
High Income Plus Fund                                  Deutsche Asset Management, Inc./ Scudder Fund Accounting Corp
Scudder New York Tax Free Income Fund                  Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Short-Term Municipal Bond Fund                         Deutsche Asset Management, Inc./ Scudder Fund Accounting Corp
Municipal Bond Fund                                    Deutsche Asset Management, Inc./ Scudder Fund Accounting Corp
Scudder Massachusetts Tax Free Fund                    Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Medium Term Tax Free Fund                      Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder High Yield Tax Free Fund                       Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Fixed Income Fund                                      Deutsche Asset Management, Inc./ Scudder Fund Accounting Corp
Scudder Income Fund                                    Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder California Tax Free Income Fund                Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Short Term Bond Fund                           Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Preservation Plus Income Wrapped (MASTER)^             Investment Company Capital Corp Scudder Fund Accounting Corp
Scudder High Income Fund                               Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder US Government Securities Fund                  Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder GNMA Fund                                      Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Managed Municipal Bond Fund                    Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Emerging Markets Debt Fund                             Deutsche Asset Management, Inc./ Scudder Fund Accounting Corp
Scudder Emerging Markets Income Fund                   Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Global Bond Fund                               Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Strategic Income Fund                          Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder International Fund                             Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Pathway Conservative Portfolio***                      Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Pathway Growth Portfolio***                            Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Pathway Moderate Portfolio                             Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Investors Michigan Municipal Cash Fund                 Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Investors Pennsylvania Municipal Cash Fund             Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Investors New Jersey Municipal Cash Fund               Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Investors Florida Municipal Cash Fund                  Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Tax Exempt New York Money Market Fund                  Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Tax Exempt California Money Market Fund                Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
New York Tax Free Money Fund                           Investment Company Capital Corp Scudder Fund Accounting Corp
Tax Free Money Fund                                    Investment Company Capital Corp Scudder Fund Accounting Corp
Scudder Yieldwise Government Money Fund                Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Cash Equivilent Fund- Tax Exempt Fund                  Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Tax Free Money Fund                            Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Yieldwise Municipal Money Fund                 Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder US Treasury Money Fund                         Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Treasury Assets Fund                                   Investment Company Capital Corp Scudder Fund Accounting Corp
Investors Cash Trust-Government Securities Fund        Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Cash Reserves Fund                             Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Cash Equivilent Fund- Government Securities Fund       Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
DBAB Cash Reserves Federal Fund                        Investment Company Capital Corp Scudder Fund Accounting Corp
Scudder Government Money Fund                          Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Yiledwise Money Fund                           Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Cash Equivalent Fund-Money Market Portfolio            Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Tax Exempt Money Fund                          Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Cash Account Trust - Tax Exempt Portfolio              Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Treasury Money Fund MASTER)^                           Investment Company Capital Corp
DBAB Cash Reserves Tax Free Fund                       Investment Company Capital Corp Scudder Fund Accounting Corp
Scudder Cash Investment Trust                          Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Cash Account Trust - Government Securities Portfolio   Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Cash Account Trust - Money Market Portfolio            Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Liquid Asset Fund (MASTER)^                            Investment Company Capital Corp
DBAB Cash Reserve Prime Series Fund                    Investment Company Capital Corp Scudder Fund Accounting Corp
Scudder Money Market Fund                              Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Money Market Series                            Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Cash Management Fund (MASTER)^                         Investment Company Capital Corp Scudder Fund Accounting Corp
Daily Assets Fund                                      Investment Company Capital Corp Scudder Fund Accounting Corp
Scudder Variable Series I - Scudder Balanced           Deutsche Investment Management Americas/ Scudder Fund
        Portfolio                                               Accounting Corp
Scudder Variable Series II - SVS MFS Strategic Value   Deutsche Investment Management Americas/ Scudder Fund
        Portfolio                                               Accounting Corp
Scudder Variable Series II - SVS INVESCO Dynamic       Deutsche Investment Management Americas/ Scudder Fund
        Growth Portfolio                                        Accounting Corp
Scudder Variable Series I - Scudder 21st Century       Deutsche Investment Management Americas/ Scudder Fund
        Growth Portfolio                                        Accounting Corp
Scudder Variable Series II - SVS Oak Strategic         Deutsche Investment Management Americas/ Scudder Fund
        Equity Portfolio                                        Accounting Corp
Scudder Variable Series II - Scudder Aggressive        Deutsche Investment Management Americas/ Scudder Fund
        Growth Portfolio                                        Accounting Corp
Scudder Variable Series II - SVS Turner Mid Cap        Deutsche Investment Management Americas/ Scudder Fund
        Growth Portfolio                                        Accounting Corp
Scudder Variable Series II - SVS Eagle Focus Large     Deutsche Investment Management Americas/ Scudder Fund
        Cap Growth Portfolio                                    Accounting Corp
Scudder Variable Series I - Scudder Health Sciences    Deutsche Investment Management Americas/ Scudder Fund
        Portfolio                                               Accounting Corp
Scudder Variable Series II - SVS Focus Value +         Deutsche Investment Management Americas/ Scudder Fund
        Growth Portfolio                                        Accounting Corp
Scudder Variable Series II - SVS Janus Growth          Deutsche Investment Management Americas/ Scudder Fund
        Opportunities Portfolio                                 Accounting Corp
Scudder Variable Series I - Scudder Growth and         Deutsche Investment Management Americas/ Scudder Fund
        Income Portfolio                                        Accounting Corp
Scudder Variable Series II - Scudder Small Cap         Deutsche Investment Management Americas/ Scudder Fund
        Growth Portfolio                                        Accounting Corp
Scudder Variable Series II - SVS Davis Venture Value   Deutsche Investment Management Americas/ Scudder Fund
        Portfolio                                               Accounting Corp
Scudder Variable Series II - SVS Janus Growth and      Deutsche Investment Management Americas/ Scudder Fund
        Income Portfolio                                        Accounting Corp
Scudder Variable Series II - Scudder Blue Chip         Deutsche Investment Management Americas/ Scudder Fund
        Portfolio                                               Accounting Corp
Scudder Variable Series II - Scudder Contrarian        Deutsche Investment Management Americas/ Scudder Fund
        Value Portfolio                                         Accounting Corp
Scudder Variable Series II - Scudder Technology        Deutsche Investment Management Americas/ Scudder Fund
        Growth Portfolio                                        Accounting Corp
Scudder Variable Series II - SVS Index 500 Portfolio   Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Variable Series II - SVS Growth Portfolio      Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Variable Series II - SVS Dreman Small Cap      Deutsche Investment Management Americas/ Scudder Fund
        Value Portfolio                                         Accounting Corp
Scudder Variable Series II - SVS Dreman High Return    Deutsche Investment Management Americas/ Scudder Fund
        Equity Portfolio                                        Accounting Corp
Scudder Variable Series I - Scudder Capital Growth     Deutsche Investment Management Americas/ Scudder Fund
        Portfolio                                               Accounting Corp
Scudder Variable Series II - Scudder Total Return      Deutsche Investment Management Americas/ Scudder Fund
        Portfolio                                               Accounting Corp
Scudder Variable Series II - Scudder Global Blue       Deutsche Investment Management Americas/ Scudder Fund
        Chip Portfolio                                          Accounting Corp
Scudder Variable Series II - Scudder International     Deutsche Investment Management Americas/ Scudder Fund
        Select Equity Portfolio                                 Accounting Corp
Scudder Variable Series I - Scudder Global Discovery   Deutsche Investment Management Americas/ Scudder Fund
        Portfolio                                               Accounting Corp
Scudder Variable Series I - Scudder International      Deutsche Investment Management Americas/ Scudder Fund
        Portfolio                                               Accounting Corp
Scudder Variable Series I - Scudder Bond Portfolio     Deutsche Investment Management Americas/ Scudder Fund
                                                                Accounting Corp
Scudder Variable Series II - Scudder Investment        Deutsche Investment Management Americas/ Scudder Fund
        Grade Bond Portfolio                                    Accounting Corp
Scudder Variable Series II - Scudder High Income       Deutsche Investment Management Americas/ Scudder Fund
        Portfolio                                               Accounting Corp
Scudder Variable Series II - Scudder Government        Deutsche Investment Management Americas/ Scudder Fund
        Securities Portfolio                                    Accounting Corp
Scudder Variable Series II - Scudder Strategic         Deutsche Investment Management Americas/ Scudder Fund
        Income Portfolio                                        Accounting Corp
Scudder Variable Series I - Scudder Money Market       Deutsche Investment Management Americas/ Scudder Fund
        Portfolio                                               Accounting Corp
Scudder Variable Series II - Scudder Money Market      Deutsche Investment Management Americas/ Scudder Fund
        Portfolio                                               Accounting Corp
Scudder Strategic Growth Income (Launch 3.31.03 with   Deutsche Investment Management Americas/ Scudder Fund
        A,B,C and Institutional Classes                         Accounting Corp
Scudder Inflation Protected Plus Fund                  Investment Company Capital Corp

Separate Accounts                                      Investment Adviser
-----------------                                      ------------------

KILICO ZKL Series 15 Equity                            Deutsche Investment Management Americas, Inc.
KILICO ZKL Series 1 Select 500 Equity                  Deutsche Investment Management Americas, Inc.
KILICO ZKL Series 15 Fixed Income                      Deutsche Investment Management Americas, Inc.
KILICO Strategic Income                                Deutsche Investment Management Americas, Inc.
KILICO Government Portfolio                            Deutsche Investment Management Americas, Inc.
KILICO Fixed Income Fund                               Deutsche Investment Management Americas, Inc.
KILICO Strategic Income Plus                           Deutsche Investment Management Americas, Inc.
KILICO Money Market Portfolio                          Deutsche Investment Management Americas, Inc.
KILICO Balanced Portfolio                              Deutsche Investment Management Americas, Inc.


Drafted Contributions Account                          Record Keeper
-----------------------------                          -------------

Blopure Stock Pool                                     Scudder Trust Company
Canada Life Stock Pool                                 Scudder Trust Company
Palmer and Cay Conservative                            Scudder Trust Company
Metris Stock Pool                                      Scudder Trust Company
Palmer and Cay Aggressive                              Scudder Trust Company
Station Casinos Stock                                  Scudder Trust Company
Berkshire Hathaway                                     Scudder Trust Company
Benjamin Moore                                         Scudder Trust Company
Community Health System                                Scudder Trust Company
Palmer and Cay Moderate                                Scudder Trust Company
Alex Brown Equity Fund                                 Scudder Trust Company
Mohawk Conservative                                    Scudder Trust Company
Mohawk Aggressive                                      Scudder Trust Company
Mohawk Moderate                                        Scudder Trust Company
Range Resources                                        Scudder Trust Company


Other Accounts
--------------

EAFE Equity Index Signature*
US Bond Index Signature*
Liquid Assets Signature *
Quant Equity Signature
Equity 500 Index Signature*
DB International Index Signature*
Asset Management Signature*
Life Cycle Small Range Signature*
Life Cycle Mid Range Signature*
Scudder Preservation Plus Signature*
Cash Management Signature*
Treasury Money Signature
Preservation Plus Income Signature*

Managed Dollar^^

Cisco Systems**
Summit Money Market Fund**

^^ State Street Dublin maintains the official books and records. Fund Operations process security trades and shareholder trades for U.S. shareholders.

* Signature Feeders are required to establish the legal structure of a Master/Feeder account. They each should hold less than $250 and NAV calculations are not required.

** Accounts on InvestOne for Investment Management purposes only

*** These are Fund of Fund products therefore the assets should be subtracted from the Total when reviewing true Assets Under Management

^ There are 23 Feeder funds related to the Master accounts. Performance is calculated at the Feeder level.